MEDTOX®

2005 Annual Shareholders Meeting

April 28, 2005

Financial Highlights

in thousands, except for per share amounts	2004	2003
Revenues	56,736	51,473
Gross Profit	23,834	19,953
Income (Loss) from Operations	4,303	1,321
Net Income (Loss)	1,821	(308)
Diluted Earnings (Loss) Per Share	0.23	(0.04)

Financial Highlights

- **2004 Focus on:**
  - Maximize operating income
  - Increase cash flows
  - Improve balance sheet

Maximize Operating Income

- Revenue Growth
- Improved Gross Margins
- Reduced SG&A Expense as a Percentage of Sales

Revenue Growth

- **Laboratory Services**
  - Revenue increased 10% or $3.8 million to $43.2 million
- **Diagnostic Revenue**
  - increased 12% or $1.5 million to $13.5 million



45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Lab Svcs
Diagnostics
2004
2003

Improved Gross Margins

- Improved Gross Margins
  - Laboratory Services Gross Margin increased to 36.1% compared to 33.1% in 2003
  - Diagnostic Gross Margins improved to 60.9% from 57.1% in 2004
  - Consolidated Gross Margin increased to 42% of Revenue, compared to 38.8% in 2003

Reduced SG&A Expenses as a Percentage of Sales

- SG&A Expenses 31.4% of Sales in 2004, compared to 32.5% of Sales in 2003

Maximizing Operating Income


Operating Income
($'s in millions)
2004
4.3
2003
1.3
0
1
2
3
4
5

Increasing Cash Flows



Cash Flows From Operations
($'s in millions)
2004
6.5
2003
3.2
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0

Improving Balance Sheet

- Repaid $2.8 million in long-term debt

- Stockholders Equity increased to $37.8 million from $35.1 million

MEDTOX Scientific, Inc.

Investing In Our Future

MEDTOX Scientific, Inc.

Innovation
Market Leadership
R & D Capabilities

MEDTOX Scientific, Inc.

3 Key Initiatives in 2005:

- eChain®
- MEDTOXscan™ Reader
- SURE-SCREEN®

MEDTOX Scientific, Inc.

eChain®
(Corporate & Clinic markets)

MEDTOX Scientific, Inc.
eChain®

- 1st multi-purpose electronic chain-of-custody system in market
- Web-based "thin client" application
  - Browser-based (minimum training)
- Easily deployed at clinics
- Used for lab-based and PROFILE®-II tests
- Secure system architecture

MEDTOX Scientific, Inc.
eChain®


WebTox - eChain - Microsoft Internet Explorer
http://test.medtox.com/WebTox/eChain/
MEDTOX
"Quality - Service - Technology"
eChain®
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MEDTOX Scientific, Inc.
eChain®

Client Benefits:

- Allows clients to track entire test process
  - Will tie into MEDTOX QuikResults® system
- Clients can utilized multiple clinics
- Expedites collection process at clinic
  - No searching for client chain-of-custody forms
  - No "altering" other chain-of-custody forms

MEDTOX Scientific, Inc.
eChain®

MEDTOX Benefits:

- Large companies interested in eChain®
- Ties clinics to MEDTOX
- Creates "barrier to entry" for competition
  - At clinic level
  - With large corporate customers

MEDTOX Scientific, Inc.

MEDTOX™ Scan

(Hospital Lab / ER market)

MEDTOX Scientific, Inc.

MEDTOX™ Scan


MEDTOX

MEDTOX Scientific, Inc.

MEDTOX™ Scan

- Interprets drug strips electronically
- Eliminates any interpretation ambiguity
- Stores multiple patient records
  - Printer optional
- Compact and portable

MEDTOX Scientific, Inc.

MEDTOX™ Scan

Hospital Laboratory Benefits:

- Offers flexibility to hospital lab technicians
  - Result “holds” until cleared by technician
- Automates and expedites throughput
- Can interface with hospital systems

MEDTOX Scientific, Inc.

MEDTOX™ Scan

MEDTOX Benefits:

- Allows MEDTOX to better compete in $100 MM market
  - Narrows the gap with industry leader
  - Important to larger hospital labs
- Basis for multi-year contracts
- Key item for Cardinal Health

MEDTOX Scientific, Inc.

SURE-SCREEN®

(Government & rehab markets)

MEDTOX Scientific, Inc.
(SURE-SCREEN®)


MEDTOX®
DIAGNOSTICS, INC
SURE-SCREEN®
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MEDTOX Scientific, Inc. (SURE-SCREEN®)

- 1st of its kind in the market
- Offers substantially lower detection levels
- Convenient cup design
- Actual test device can be separated and cup sent to MEDTOX for confirmatory testing

MEDTOX Scientific, Inc. (SURE-SCREEN®)

Client Benefits:

- Offers first "zero-tolerance"-type device
- Addresses "drug mixing" scenario
- User-friendly device:
  - Runs quickly
  - Clear lines for negatives
  - "Non-negative" results hold for 15 minutes

MEDTOX Scientific, Inc. (SURE-SCREEN®)

MEDTOX Benefits:

- "Sole source" opportunities
- Larger states, counties and rehab centers interested
- Cup mandated in many RFP's
- Ties into DARS™ training

MEDTOX Scientific, Inc.

What Does This Mean For MEDTOX?

MEDTOX Scientific, Inc.

- Positions MEDTOX for growth in large markets
- Maximizes impact of operating leverage
- Continues to separate MEDTOX from competition
- Sustains reputation of MEDTOX as industry leader

MEDTOX®

2005 Annual
Shareholders Meeting

April 28, 2005